DREYFUS DISCIPLINED STOCK FUND* RETAIL SHARES
1 INVESTMENT OBJECTIVE
          The goal of Dreyfus Disciplined Stock Fund is to provide you with investment returns (including capital appreciation and income) consistently superior to the Standard & Poor's 500 Composite Stock Price Index by investing in equity securities.
2 INVESTMENT STRATEGY
          The Fund ordinarily will invest at least 65% of its net assets in equity securities. The Fund also invests in high quality money market instruments to meet liquidity needs in amounts not generally expected to exceed 20%. Beyond that, Dreyfus will not attempt to time movements in the market by raising substantial amounts of short-term reserves for substantial reinvestment. The Fund may also invest in futures contracts and options to a limited extent but does not currently intend to invest more than 5% of its assets in such instruments.
3 INVESTMENT RISKS
          n The Fund's net asset value and investment return fluctuate; when you sell your shares you may receive more or less than the amount you paid for them.
          n Investors should be aware that equity securities fluctuate in value, often based on factors unrelated to the value of the issuer or the securities, and that such fluctuation can be pronounced. These variances will affect the value of a Fund share and thus the Fund's total return to investors.

* A separate portfolio of the Dreyfus/Laurel Funds, Inc.

4 APPROPRIATE FOR INVESTORS WHO:
          n Are seeking capital growth and income through a portfolio consisting primarily of equity securities.
          n Are purchasing as a supplement to an overall investment program and are willing to undertake the risks involved.
          n  Have an investment horizon of at least five years.
5 FEES AND EXPENSES
Shareholder Transaction Expenses - The Fund has no shareholder transaction expenses, although certain agents may charge their clients direct fees for effecting transactions in Fund shares.
Annual Fund Operating Expenses are fees paid by the Fund, and are reflected in the Fund's share price. The following expenses are expressed as a percentage of average daily net assets:
          Management Fees                       .90%
          Other Expenses                        .00%
          Total Fund Operating Expenses         .90%
Example:
          You incur the following expenses on a $1,000
          investment, assuming (1) 5% annual return and
          (2) redemption at the end of each time period:
        1 Year          3 Years          5 Years          10 Years
          $9              $29              $50              $111
                     The purpose of this section is to assist you in understanding the costs and expenses borne by the Fund, the payment of which will reduce investors' annual return. The example is an illustration only; actual expenses and returns will vary.


6 PAST PERFORMANCE
[Exhibit A:
Calendar Year Total Return]
Average Annual Total Returns
for periods ended 9/30/97
                                                            from
                                                         Inception
                           1 Year         5 Years         12/31/87
Dreyfus Disciplined
Stock Fund                  41.74%         20.96%          18.50%
S&P 500 Composite
Stock Index                 40.43%         20.75%          18.18%
Past performance is no guarantee of future results; net asset value and investment return fluctuate, so that when you sell your shares you may receive more or less than the amount you paid for them.
7 INVESTMENT ADVISER/PORTFOLIO MANAGER
          The Dreyfus Corporation is the Fund's investment adviser. Bert Mullins has been the Fund's primary portfolio manager since 1987. Mr. Mullins joined Mellon Bank in 1966. Mr. Mullins received a bachelor's degree in finance and economics from Indiana University.

8 PURCHASES
          The minimum initial investment is $2,500. The initial investment must be accompanied by the Fund's account application. Subsequent investments must be at least $100. You may purchase Fund shares by check or wire or through the Dreyfus TeleTransfer Privilege.
9 REDEMPTIONS
          You can sell Fund shares by written request, telephone, Dreyfus Tele Transfer ($500 minimum), or wire redemption ($1,000 minimum, $250,000 maximum).
          When a redemption request is received in proper form, the Fund will redeem the shares at the next determined net asset value.
10 DISTRIBUTIONS
          Dividends, if any, are declared and paid quarterly and capital gains, if any, are declared and paid annually. Dividends and capital gains can be mailed to you, sent directly to your bank, swept into another Dreyfus account or reinvested back into your Fund to purchase shares at net asset value.
          Distributions of net investment income and any net realized short-term capital gains will be taxable as ordinary income. Distributions from net realized long-term capital gains will be taxable as long-term capital gains, regardless of how long investors have held their shares.
11 OTHER SERVICES
          n  Telephone Exchange Privilege
          n  Dreyfus-AUTOMATIC Asset BuilderRegistration Mark
          n  Dreyfus Dividend Options
          n  Dreyfus Payroll Savings Plan
          n  Dreyfus Step Program
Fund Profile
This Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's Prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semi-annual report. The Prospectus and reports may be obtained at no cost by calling:
1-800-782-6620
Copy Rights 1997, Dreyfus Service Corporation, Broker-Dealer
    Premier Mutual Fund Services, Distributor          728retpro9-9710
Registration Mark
October 1, 1997


DREYFUS
DISCIPLINED STOCK FUND
Retail Shares
An equity
mutual fund
[Dreyfus lion 2/hres logo]